As filed with the Securities and Exchange Commission on January 28, 1998.

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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                              NEWMARK HOMES CORP.
             (Exact Name of Registrant as Specified in Its Charter)


                          NEVADA                                                   76-0460831
         (State of Incorporation or Organization)                     (I.R.S. Employer Identification No.)

                 1200 SOLDIERS FIELD DRIVE                                            76459
                     SUGAR LAND, TEXAS                                             (Zip Code)
         (Address of Principal Executive Offices)

            If this form relates to the                                   If this form relates to the
            registration of a class of securities                         registration of a class of securities
            pursuant to Section 12(b) of the                              pursuant to Section 12(g) of the
            Exchange Act and is effective                                 Exchange Act and is effective
            pursuant to General Instruction                               pursuant to General Instruction
            A(c), please check the following                              A(d), please check the following
            box. [ ]                                                      box. [ ]

Securities Act registration statement file number to which this form relates:                       333-42213
                                                                                                   --------------
                                                                                                   (If applicable)
SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                 Title of Each Class                                        Name of Each Exchange on Which
                 to be so Registered                                        Each Class is to be Registered
                 -------------------                                        ------------------------------

                        None                                                             None
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

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                         Common Stock, par value $0.01
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                                (Title of Class)

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                                (Title of Class)



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NEWMARK HOMES CORP. REGISTRATION STATEMENT ON FORM 8-A



ITEM 1.          DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          The following documents are incorporated in this registration statement by reference: the description of the registrant's securities contained under the heading "DESCRIPTION OF CAPITAL STOCK" in Registration Statement on Form S-1, No. 333-42213, filed with the Securities and Exchange Commission on December 15, 1997, as amended (the "S-1").

ITEM 2.          EXHIBITS.

          The following exhibits are filed as part of this registration statement:

          *3.1    Articles of Incorporation of Newmark Homes Corp.
          *3.2    Bylaws of Newmark Homes Corp.
          *4.1    Text and Description of Graphics and Images Appearing on
                  Certificate for Common Stock

          * Incorporated in this registration statement by reference to the exhibits with the same exhibit number and designation in the S-1.


                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     NEWMARK HOMES CORP.
                                        (Registrant)
Date:  January 28, 1998              By: /s/ TERRY C. WHITE
                                         ---------------------------------------
                                         Terry C. White, Chief Financial Officer